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                                                                    Exhibit 10.2


            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
           FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL TREATMENT


                               AMENDMENT NO. 2 TO
                  AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

            THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "Amendment"), effective as of March 31, 2003 and dated as of May 21, 2003, is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Union Bank of California, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Comerica Bank-California, as Collateral Agent, and ViaSat, Inc., a Delaware corporation (the "Borrower"), with reference to the following facts:

                                    RECITALS

            A. The Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Amended and Restated Revolving Loan Agreement, dated as of December 31, 2002, as amended (the "Loan Agreement"), pursuant to which the Lenders have provided the Borrower with a Revolving Loan facility and a subfacility for Letters of Credit.

            B. The parties wish to amend the Loan Agreement as set forth below.

            NOW, THEREFORE, the parties hereby agree as follows:

        1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

        2. Amendment to Maximum Leverage Ratio Covenant. Section 6.12 of the Loan Agreement is hereby amended to read in full as follows:

            "6.12 Leverage Ratio. Permit the Leverage Ratio to be greater than *** to 1.0 as of December 31, 2002, greater than *** to 1.0 as of March 31, 2003 and greater than *** to 1.0 as of June 30, 2003."

        3. Amendment to Minimum EBITDA Covenant. Section 6.13 of the Loan Agreement is hereby amended to read in full as follows:


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            "6.13 EBITDA. Permit EBITDA for any Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2002 to be less than the correlative amount set forth below for such Fiscal Quarter:

               Fiscal Quarter Ending        Minimum EBITDA
               ---------------------        --------------

               December 31, 2002            $***

               March 31, 2003               $***

               June 30, 2003                $***."

        4. Amendment Fee. In consideration of this Amendment and the other accommodations described herein, on the effective date of this Amendment, Borrower shall pay to the Administrative Agent, for the ratable benefit of Lenders, a one-time amendment fee of $*** (the "Amendment Fee"). Borrower acknowledges and agrees that, at the Administrative Agent's option, the Administrative Agent may effect payment of the Amendment Fee by charging the full amount of such fee, when due, to Borrower's Revolving Loan account or to Borrower's checking account at Union Bank of California, N.A.

        5. Condition Precedent. The effectiveness of this Amendment shall be subject to the condition that the Administrative Agent shall have received an original of this Amendment, duly executed by the Borrower, the Collateral Agent and each of the Lenders

        6. Miscellaneous.

            (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely thereon.

            (b) No Events of Default. The Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Loan Agreement.

            (c) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any


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                 reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

            (d) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

            (e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

            (f) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

            (g) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders and the Borrower and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

            (h) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

            (i) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

            (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDERS AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO


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                 UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDERS AND THE BORROWER.


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            IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

                                    VIASAT, INC.

                                    By:
                                       -----------------------------------------
                                           Ronald G. Wangerin
                                           Vice President and Chief
                                           Financial Officer

                                    UNION BANK OF CALIFORNIA, N.A., as
                                    the Administrative Agent

                                    By:
                                       -----------------------------------------
                                           Douglas S. Lambell
                                           Vice President

                                    COMERICA BANK-CALIFORNIA,
                                    as the Collateral Agent

                                    By:
                                       -----------------------------------------
                                           Stephen M. Cusato
                                           Senior Vice President

                                    UNION BANK OF CALIFORNIA, N.A., as
                                    a Lender


                                    By:
                                       -----------------------------------------
                                           Douglas S. Lambell
                                           Vice President

                                    COMERICA BANK - CALIFORNIA,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                           Stephen M. Cusato
                                           Senior Vice President


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